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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 3, 2014

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 W. President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 3.02

Unregistered Sale of Equity Securities

Thunder Mountain Gold, Inc. (the “Company” or “Thunder Mountain”) is pleased to announce the closing of its previously announced non-brokered private placement for total proceeds of US$487,500 from the sale of 9,750,000 Units (the “Private Placement”).  Each Unit consists of one share of the Company’s common stock (each, a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”).  Each Warrant will entitle the holder to purchase one additional Common Share at a price of US$0.15 for a period of 18 months from the closing of the Private Placement.

The proceeds raised pursuant to the Private Placement will be used for exploration and for general working capital.

In connection with the closing of the Private Placement and in accordance with the terms of a selling agreement (the “Selling Agreement”) entered into between the Company and a selling agent (the “Agent”), the Company paid finder’s fees consisting of cash in the amount of US$15,000 and Agent Warrants exercisable to acquire up to 15,000 units (“Agent Units”) at US$0.05 per Agent Unit, expiring 24 months from the date of issue.  Each Agent Unit will consist of one Common Share and one-half of one Warrant (each, an “Agent Warrant”).  Each Agent Warrant is exercisable to purchase one addition Common Share at a price of US$0.15 per Common Share for a period of 18 months from the date of issue.  Pursuant to the terms of the Selling Agreement, the Company has also agreed to pay an additional cash commission of 10% of gross proceeds received from the exercise of Warrants issued as part of such Units or any other equity investment made by investors introduced by the Agent within a 24 month period following closing.

The Private Placement was made on a private placement basis, exempt from prospectus and registration requirements of applicable securities laws.  The securities described herein have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and accordingly, may not be offered or sold within the United States or to “U.S. persons”, as such term is defined in Regulation S promulgated under the U.S. Securities Act except in compliance with the registration requirements of the U.S. Securities Act and applicable state securities laws, or pursuant to exemptions therefrom. The securities issued in this Private Placement are “restricted securities” under the U.S. Securities Act.

Item 8.01 Other Events

On December 3, 2014, the Company issued a press release detailing the private placement results.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(d)

Exhibits

99.1	Press Release, issued by the Company on December 3, 2014

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

Eric T. Jones

President, Director and Chief Executive Officer

Date:  December 3, 2014

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